UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2016

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 W. Lancaster Avenue, Suite 300
Devon, PA 19333

(Address of Principal Executive Offices)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐                 Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐                 Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On September 1, 2016, Zynerba Pharmaceuticals, Inc. (the “Company”) entered into an Open Market Sale Agreement (the “Agreement”) with Jefferies LLC, or Jefferies, as placement agent, pursuant to which we may, from time to time, issue and sell shares of our common stock, par value $0.001 per share, in an aggregate offering price of up to $30.0 million (the “Shares”).

Jefferies may sell our common stock by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions on The NASDAQ Global Market, at market prices, in privately negotiated transactions or block transactions and such other transactions as may be agreed between us and Jefferies, including a combination of any of these transactions. In addition, under the Agreement, we also may sell shares to Jefferies as a principal for its own account at a price agreed upon at the time of sale. Sales of our common stock made pursuant to the Agreement, if any, will be made under our shelf registration statement on Form S-3 filed on September 1, 2016 (the “Registration Statement”), following such time as the registration statement is declared effective by the Securities and Exchange Commission (“SEC”).

We are not obligated to, and we cannot provide any assurances that we will, make any sales of the shares under the Agreement. The Agreement may be terminated by Jefferies or us at any time upon prior written notice to the other party.  We will pay Jefferies a commission rate of 3.0% of the gross sales price per share of any common stock sold through Jefferies as placement agent under the Agreement. We have also provided Jefferies with customary indemnification and contribution rights.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which was filed as Exhibit 1.2 to our shelf registration statement on Form S-3 (File No. 333-213430) filed with the SEC on September 1, 2016 and incorporated herein by reference.

The Registration Statement for the Shares has been filed with the SEC but has not yet become effective. The Shares being registered may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

10.1

Open Market Sale Agreement, dated September 1, 2016, by and between Zynerba Pharmaceuticals, Inc. and Jefferies LLC (incorporated herein by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed on September 1, 2016 (File No. 333-213430).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2016

ZYNERBA PHARMACEUTICALS, INC.

By:	/s/ Suzanne Hanlon
Name: Suzanne Hanlon
Title: Secretary, General Counsel and Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Document

10.1

Open Market Sale Agreement, dated September 1, 2016, by and between Zynerba Pharmaceuticals, Inc. and Jefferies LLC (incorporated herein by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed on September 1, 2016 (File No. 333-213430).